UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2023
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Charles River Laboratories International, Inc. (the "Company") held its Annual Meeting of Shareholders on May 9, 2023. For more information on the following proposals, see the Company’s proxy statement dated March 30, 2023. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a) The following eleven (11) directors were elected to serve until our 2024 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
James C. Foster	43,579,312	2,358,658	73,207	1,946,418
Nancy C. Andrews	44,650,631	1,341,754	18,792	1,946,418
Robert J. Bertolini	44,516,198	1,475,422	19,557	1,946,418
Deborah T. Kochevar	39,420,122	6,572,677	18,378	1,946,418
George Llado, Sr.	43,662,653	2,329,118	19,406	1,946,418
Martin W. Mackay	28,520,093	17,471,571	19,513	1,946,418
George E. Massaro	43,360,879	2,632,513	17,785	1,946,418
C. Richard Reese	43,199,915	2,793,600	17,662	1,946,418
Craig B. Thompson	45,551,367	440,372	19,438	1,946,418
Richard F. Wallman	43,370,869	2,394,188	246,120	1,946,418
Virginia M. Wilson	44,631,226	1,363,328	16,623	1,946,418

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
40,252,161	5,727,678	31,338	1,946,418

(c) The shareholders voted for one year with respect to the frequency with which shareholders are provided a non-binding, advisory vote on compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
45,471,178	10,778	515,767	13,454	1,946,418

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

(d) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2023.

For	Against	Abstain	Broker Non-Votes
45,515,845	2,419,202	22,548	0

(e) The shareholders did not approve the shareholder proposal submitted by PETA to publish a report on non-human primates imported by the Company.

For	Against	Abstain	Broker Non-Votes
16,382,651	29,395,105	233,421	1,946,418

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	May 15, 2023	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
General Counsel, Corporate Secretary & Chief Compliance Officer

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